EXHIBIT 99.1

January 7, 2005

Bank of America, N.A.,

as Administrative Agent

231 South LaSalle Street

Mail Code: IL1-231-08-03

Chicago, IL 60604

Attn: Anne Zeschke

Re:	Request for Waiver and Amendment of Certain Provisions of the Fifth Amended and Restated Loan Agreement.

HealthTronics, Inc., a Georgia corporation, successor in interest by merger to Prime Medical Services, Inc. (“Company”), certain Lenders (“Lenders”), and Bank of America, N.A., as Administrative Agent for those Lenders (“Administrative Agent”), have entered into that certain Fifth Amended and Restated Loan Agreement (as renewed, extended, restated, and amended from time to time, the “Loan Agreement”) dated as of July 26, 2002. Unless otherwise specified (A) capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement and (B) references to “Sections” are to sections of the Loan Agreement. Company hereby requests a waiver of certain terms and provisions of the Loan Agreement and amendments to certain other terms and provisions thereof, and Company, Lenders, and Administrative Agent have agreed to waive and amend certain provisions of the Loan Agreement, each subject to the terms and conditions contained herein.

Section 1. Company Request. Company has informed Lenders that it has determined that it is in the best interests of Company and its Subsidiaries for the following Companies to commence voluntary bankruptcy proceedings: HMT High Medical Technologies AG, a company organized under the laws of Switzerland (“HMT AG”), and its Subsidiaries. In preparation therefor, Company intends to assign all of its rights, title and interest in and to receivables due from each of HMT AG and HMT High Medical Technologies (USA) Inc., a Georgia corporation and wholly-owned subsidiary of HMT AG, to HealthTronics GmbH, a company organized under the laws of Germany and a wholly-owned Subsidiary of Company. Such debt transfers and bankruptcy proceedings are collectively referred to herein as the “Bankruptcy Transactions.” Company has requested that Lenders waive and amend certain provisions of the Loan Agreement to permit the Bankruptcy Transactions.

Section 2. Waivers to Loan Agreement. In connection with the Bankruptcy Transactions, the requirements set forth in Section8.02 (“Investments”), Section8.05 (“Dispositions”), and Section 8.08 (“Transactions with Affiliates”) of the Loan Agreement shall be waived to permit the Bankruptcy Transactions.

January 7, 2005

Section 3. Amendment to the Loan Agreement. The definition of “Subsidiary” set forth in Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Subsidiary” means, with respect to any Person, any corporation, partnership, association, or other business entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or more than fifty percent (50%) of the general partnership interests or membership interests are, at the time any determination is made, owned, Controlled or held by such Person, or (b) that is, at the time any determination is made, otherwise Controlled by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; provided however, “Subsidiary” shall expressly exclude HealthTronics GmbH, a company organized under the laws of Switzerland; HMT Holding AG, a company organized under the laws of Switzerland; HMT High Medical Technologies AG, a company organized under the laws of Switzerland; HMT High Medical Technologies (Deutschland) GmbH, a company organized under the laws of Germany; HMT High Medical Technologies (USA) Inc., a Georgia corporation; HMT High Medical Technologies (Japan) Co. Ltd, a company organized under the laws of Japan; HMT High Medical Technologies SRL [Italy], a company organized under the laws of Italy; HMT do Brasil, a company organized under the laws of Brazil; High Medical Technologies (UK) Ltd, a company organized under the laws of the United Kingdom; HMT Components AG, a company to be organized under the laws of Switzerland; and any entities formed or acquired by such entities after December 31, 2004 (collectively, the “Excluded Foreign Subsidiaries”). Solely for purposes of Section 7.01 hereof, the Excluded Foreign Subsidiaries shall be deemed to be Companies.

Section 4. Representations. The Company and each Guarantor hereby represent and warrant to Administrative Agent and Lenders that: (A) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; (B) after giving effect to this letter and the waiver granted herein, neither the Company nor any of the Guarantors is in default in the due performance of any covenant or agreement contained in the Loan Agreement or any other Loan Document; and (C) after giving effect to this letter and the waiver granted herein, no Default has occurred and is continuing.

Section 5. Confirmations. Each of the Company and the Guarantors ratifies and confirms that the Loan Agreement, the Guaranties, the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Loan Agreement or any other Loan Document and shall not impair any right that Administrative Agent or Lenders may now or hereafter have under or in connection with the Loan Agreement or any other Loan Document.

January 7, 2005

Section 6. No Impairment. The waivers hereby granted by Administrative Agent and the Required Lenders (A) does not impair Administrative Agent’s or any of Lenders’ rights to insist upon strict compliance with the Loan Agreement or the other Loan Documents, and (B) does not extend to any other Loan Document. The Loan Documents, as waived and amended hereby, continue to bind and inure to Administrative Agent, Lenders, Company, the Guarantors, and their respective successors and permitted assigns.

Section 7. Conditions Precedent. The effectiveness of this letter and waiver agreement is subject to the conditions precedent that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(A)	No Default. No Default shall have occurred and be continuing under the Loan Agreement.

(B)	Representations and Warranties. All of the representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents.

(C)	Fees and Expenses. Payment of all fees and expenses of counsel for Administrative Agent in connection with the preparation and negotiation of this Amendment and Waiver.

(D)	Updating Certificate. A Certificate signed by the Chief Executive or Chief Financial Officer or Vice President-Treasurer of Company and the Guarantors (a) setting forth any changes to the Schedules to the Loan Agreement since the date of the last amendment thereto, and (b) including resolutions adopted by the board of directors of the Company authorizing the Bankruptcy Transactions.

Section 8. Counterparts. This agreement, when countersigned by Company, Guarantors, Administrative Agent, and Required Lenders shall be a “Loan Document” as defined and referred to in the Loan Agreement and the other Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 9. Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND

January 7, 2005

MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

Very truly yours,

HEALTHTRONICS, INC., successor in interest by merger to Prime Medical Services, Inc.
as Company

By:	/S/ JOHN Q. BARNIDGE
	Name:	John Q. Barnidge
	Title:	Sr. Vice President & CFO

Signature Page to Amendment and Waiver Letter

GUARANTORS:

LITHOTRIPTORS, INC.
PRIME MEDICAL OPERATING, INC.
PRIME MANAGEMENT, INC.
PRIME LITHOTRIPTER OPERATIONS, INC.
PRIME LITHOTRIPSY SERVICES, INC.
SUN MEDICAL TECHNOLOGIES, INC.
PRIME SERVICE CENTER, INC.
formerly known as Prime Cardiac Rehabilitation Services, Inc.
ALABAMA RENAL STONE INSTITUTE, INC.
PRIME KIDNEY STONE TREATMENT, INC.
PRIME RVC, INC.
AK ASSOCIATES, L.L.C.
PRIME MEDICAL MANUFACTURING, LLC
PRIME REFRACTIVE MANAGEMENT, L.L.C.
WINEMILLER COMMUNICATIONS, INC.
ALUMINUM BODY CORPORATION
MEDSTONE INTERNATIONAL, INC.
each as a Guarantor

By:	/S/ JOHN Q. BARNIDGE
	Name:	John Q. Barnidge
	Title:	Senior Vice President & CFO

PRIME MEDICAL MANAGEMENT, L.P.
as a Guarantor

By:	PRIME MEDICAL OPERATING, INC.,
its General Partner

	By:	/S/ JOHN Q. BARNIDGE
	Name:	John Q. Barnidge
	Title:	Senior Vice President & CFO

Signature Page to Amendment and Waiver Letter

January 7, 2005

TENNGA STONE GROUP THREE
as a Guarantor

By:	HT LITHOTRIPSY MANAGEMENT COMPANY, L.L.C.,
its Managing General Partner

	By:	/s/ JOHN Q. BARNIDGE
	Name:	John Q. Barnidge
	Title:	Senior Vice President & CFO

ORTHOTRIPSY SERVICES OF BAKERSFIELD, L.P.
ORTHOTRIPSY SERVICES OF ROCHESTER, L.P.
ORTHOTRIPSY SERVICES OF SOUTHERN IDAHO, L.P.
OSSATRON SERVICES OF ALABAMA, L.P.
OSSATRON SERVICES OF ARIZONA, L.P.
OSSATRON SERVICES OF CHESAPEAKE BAY, L.P.
OSSATRON SERVICES OF CINCINNATI, L.P.
OSSATRON SERVICES OF LAS VEGAS, L.P.
OSSATRON SERVICES OF MANHATTAN, L.P.
OSSATRON SERVICES OF MILWAUKEE, L.P.
OSSATRON SERVICES OF THE TRI-STATES I, L.P.
OSSATRON SERVICES OF UTAH, L.P.
OSSATRON SERVICES OF NEW ENGLAND, L.P.
OSSATRON SERVICES OF INDIANAPOLIS, L.P.
OSSATRON SERVICES OF SOUTHEAST MICHIGAN, L.P.
OSSATRON SERVICES OF THE TWIN CITIES, L.L.L.P.
OSSATRON SERVICES OF WESTERN MICHIGAN, L.P.
each as a Guarantor

By:	HT ORTHOTRIPSY MANAGEMENT COMPANY, LLC, its Managing General Partner

	By:	/s/ JOHN Q. BARNIDGE
	Name:	John Q. Barnidge
	Title:	Senior Vice President & CFO

Signature Page to Amendment and Waiver Letter

January 7, 2005

LITHO MANAGEMENT, INC.
HLE CORP.
CAMBRIDGE HEALTH SERVICES OF TEXAS, INC.
HERITAGE MEDICAL SERVICES OF GEORGIA, INC.
INTEGRATED LITHOTRIPSY OF GEORGIA, INC.
INTEGRATED HEALTH CARE MANAGEMENT CORP.
T2 LITHOTRIPTER INVESTMENT OF INDIANA, INC.
LITHO GROUP, INC.
T2 LITHOTRIPTER INVESTMENT, INC.
SERVICETRENDS, INC.
N.Y.L.S.A. #4 INC.
INTEGRATED HEARING SERVICES, INC.
WEST COAST CAMBRIDGE, INC.
AMCARE, INC.
MIDWEST CAMBRIDGE, INC.
AMCARE HEALTH SERVICES, INC.
HT LITHOTRIPSY MANAGEMENT COMPANY, L.L.C.
HT ORTHOTRIPSY MANAGEMENT COMPANY, LLC
HT PROSTATE THERAPY MANAGEMENT COMPANY, L.L.C.
HT CRYOSURGERY MANAGEMENT COMPANY, LLC
HEALTHTRONICS TECHNOLOGY SERVICES & DEVELOPMENT, LLC
FLORIDA LITHOLOGY NO. 2, INC.
INTEGRATED ORTHOTRIPSY, INC.
ROCKY MOUNTAIN PROSTATE THERMOTHERAPY LLC
FRONTLINE HOLDINGS, INC.
SURGICENTER MANAGEMENT, INC.
NGST, INC.
HT PROSTATE SERVICES, L.L.C.
each as a Guarantor

By:	/s/ JOHN Q. BARNIDGE
Name:	John Q. Barnidge
Title:	Senior Vice President & CFO

Signature Page to Amendment and Waiver Letter

AGREED AND ACCEPTED as of the date first stated above.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ ANNE M. ZESCHKE
Anne M. Zeschke
Assistant Vice President

Signature Page to Amendment and Waiver Letter

BANK OF AMERICA, N.A., as a Lender

By:	/s/ DANIEL H. PENKAR
Daniel H. Penkar
Senior Vice President

Signature Page to Amendment and Waiver Letter

BANK ONE, NA, with its main office in Chicago, Illinois as a Lender

By:	/s/ PETE M. YUAN
Name: Pete M.Yuan
Title: First Vice President

Signature Page to Amendment and Waiver Letter

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ SARAH WILLETT
Name: Sarah Willett
Title: Senior Vice President

Signature Page to Amendment and Waiver Letter

COMERICA BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment and Waiver Letter